SHARE PURCHASE AGREEMENT

     THIS SHARE PURCHASE AGREEMENT, dated as of September 25, 2006 (the “Agreement”), is entered into between MARC BRANSON (the “Transferor”) and JOHN VELTHEER (the “Transferee”).

RECITALS

A. The Transferor owns 6,000,000 shares of common stock (the “Shares”) in the capital of TEXADA VENTURES INC. (the “Company”);

B. The Transferor desires to sell, and the Transferee desires to purchase, the Shares from the Transferor, in accordance with the terms of this Agreement;

     NOW THEREFORE, in consideration of the mutual covenants set forth herein, the Transferor and the Transferee hereby agree as follows:

1.	PURCHASE AND SALE OF STOCK

1.1

Purchase and Sale of the Shares. On September 26, 2006 (the “Closing Date”), the Transferor shall sell, transfer, convey, assign and deliver to the Transferee, and the Transferee shall purchase, acquire and accept from the Transferor, the Shares. On the Closing Date, the Transferor will deliver to the Transferee share certificates representing the Shares, duly endorsed for transfer.

1.2	Purchase Price. The purchase price for the Shares shall be $9,000 US, payable to the Transferor on the Closing Date.

2.	CORPORATE GOVERNANCE

2.1

Appointments. On the Closing Date, the Transferor shall appoint the Transferee to the offices of President, Secretary, Treasurer, Chief Executive Officer and Chief Financial Officer and the Transferor shall resign from those positions. Ten (10) days following the filing of the Form 14F-1 as contemplated below, the Transferor will appoint the Transferee as a Director of the Company.

2.2

Resignations. On the Closing Date, the Transferor shall deliver to the Transferee a duly executed resignation from his offices as President, Secretary, Treasurer, Chief Executive Officer and Chief Financial Officer. Concurrent with the appointment of the Transferee as a Director of the Company, the Transferor will resign as a Director of the Company.

2.3

Rule 14F-1. The parties acknowledge that the transfer of the Shares and the appointment of the Transferee is being made pursuant to an understanding that will result in persons being appointed as directors, otherwise than at a meeting of securityholders, that will constitute a majority of the directors of the Company. Accordingly, the appointment of the Transferee as a Director of the Company will not be effective until ten (10) days following the filing of the form required by Rule 14F-1 of the Securities Exchange Act of 1934.

3.	REPRESENTATIONS AND WARRANTIES OF THE TRANSFEROR

     The Transferor hereby makes the following representations and warranties to the Transferee as of the date hereof and immediately prior to the Closing Date:

3.1

Authority of the Transferor Relative to this Agreement. The Transferor has the power and authority to execute and deliver this Agreement and to transfer the Shares to the Transferee, subject to applicable securities laws and regulations. This Agreement has been duly and validly executed and delivered by the Transferor and constitutes a valid and binding agreement, enforceable against the Transferor in accordance with its terms.

3.2

Title to the Shares. The Transferor has good title to the Shares, free and clear of any liens, charges and encumbrances, and upon delivery of the Shares to the Transferee at Closing good and valid title to the Shares will pass to the Transferee, free and clear of any liens, charges and encumbrances. There are no voting trust agreements, stockholders agreements, proxies or other contracts, including any contracts restricting or otherwise relating to voting, dividend rights or disposition of the Shares.

3.3

No Prior Agreements. No person has any right, agreement or option, present or future, contingent or absolute, or any right capable of becoming a right, agreement or option to purchase or otherwise acquire any of the Shares.

3.4	Finders’ Fees. There are no brokerage, finder's or similar fees paid or payable by the Transferor or on his behalf in connection with the transactions contemplated herein.

3.5	Consents and Approvals Applicable to Transferor. No consents or approvals of any third party are necessary in order to permit the sale of the Shares to the Transferee.

4.	TRANSFEREE’S REPRESENTATIONS AND WARRANTIES

4.1	Eligibility. The Transferee represents that he is eligible to, and is not disqualified from, acting as a Director and Officer of the Company.

4.2

The Transferee acknowledges and agrees that the Shares are restricted securities, as contemplated under the United States Securities Act of 1933 which have been issued without registration and that all certificates representing the shares will be endorsed with the following legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER THE APPLICABLE PROVISIONS OF THE ACT OR ARE EXEMPT FROM SUCH REGISTRATION”.

4.3

The Transferee is acquiring the Shares for his own account for investment purposes, with no present intention of dividing his interest with others or reselling or otherwise disposing of any or all of the Shares.

4.4

The Transferee does not intend any sale of the Shares either currently or after the passage of a fixed or determinable period of time or upon the occurrence or non-occurrence of any predetermined event or circumstance.

4.5	The Transferee has no present or contemplated agreement providing for the sale or other disposition of the Shares.

4.6	The Transferee is not aware of any circumstance presently in existence which is likely in the future to prompt a sale or other disposition of the Shares.

4.7	The Transferee possesses the financial and business experience to make an informed decision to acquire the Shares.

4.8	The Transferee has had access to all information relating to the Company and its business operations which would be necessary to make an informed decision to purchase the Shares.

4.9	The Transferee is an accredited investor as defined in Canadian National Instrument 45-106 as adopted by the British Columbia Securities Commission.

5.	MISCELLANEOUS

5.1	Counterparts. This Agreement may be executed in several counterparts, each of which will be deemed to be an original and all of which will together constitute one and the same instrument.

5.2

Electronic Means. Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date set forth on page one of this Agreement.

5.3

Further Assurances. As and so often as Transferee or the Company may require, the Transferor will, at his expense, execute and deliver to the Transferee or the Company, as requested, all such further documents, do or cause to be done all such further acts and things, and give all such further assurances as in the opinion of the Company or its counsel are necessary or advisable to give full effect to the provisions and intent of this Agreement.

5.4	Proper Law. This Agreement will be governed by and construed in accordance with the laws of the State of Nevada.

5.5	Time of Essence. Time is of the essence of this Agreement.

5.6

Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto and supersedes all prior contracts, agreements and understandings between the parties. There are no representations warranties, collateral agreements or conditions affecting this transaction other than as are expressed or referred to herein in writing.

6.	INDEPENDENT LEGAL ADVICE

6.1

Separate Counsel. The Transferor and the Transferee acknowledge that this Agreement has been prepared by O’Neill Law Group PLLC acting on behalf of the Company only and that they have been advised to obtain independent legal advice.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

SIGNED by MARC BRANSON in the	)
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Signature	)	/s/ Marc Branson
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SIGNED by JOHN VELTHEER in the	)
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	)	/s/ John Veltheer
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	)	JOHN VELTHEER
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